WEYERHAEUSER COMPANY NAREIT Annual Convention – New York Exhibit 99.1

Forward-looking Statement
This presentation contains statements concerning the company’s future results and performance that are forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on various assumptions and may not be accurate because of risks and uncertainties surrounding these assumptions. Factors listed below, as well as other factors, may cause actual results to differ significantly from these forward-looking statements.
There is no guarantee that any of the events anticipated by these forward-looking statements will occur.  If any of the events occur, there is no guarantee what effect they will have on company operations or financial condition.  The company will not update these forward-looking statements after the date of this presentation.
Some forward-looking statements discuss the company’s plans, strategies and intentions. They use words such as “expects,” “may,” “will,” “believes,” “should,”
“approximately,” “anticipates,” “estimates,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms.
This presentation contains forward-looking statements regarding the company’s expectations during the fourth quarter of 2010, including the company’s markets;
lower log prices and harvest volumes in Timberlands; seasonally lower sales and realizations across product lines in the Wood Products segment; impairments which may result from management’s review of the company’s capacity plan in the Wood Products segment; increased scheduled maintenance and lower average pulp price realizations in the Cellulose Fiber segment; and lower margins offset by seasonally higher home closings in our single-family homebuilding operations.  Major risks, uncertainties and assumptions that affect the company’s businesses and may cause actual results to differ from these forward-looking statements, include, but are not limited to:
the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and strength of the U.S. dollar;
market demand for the company’s products, which is related to the strength of the various U.S. business segments and economic conditions;
performance of the company’s manufacturing operations, including maintenance requirements;
the level of competition from domestic and foreign producers;
raw material prices;
energy prices; transportation costs;
the level of competition from domestic and foreign producers;
the effect of weather;
the risk of loss from fires, floods, windstorms, hurricanes, pest infestation and other natural disasters;
the successful execution of internal performance plans, including restructurings and cost reduction initiatives;
federal tax policies;
the effect of forestry, land use, environmental and other governmental regulations;
legal proceedings;
the effect of timing of retirements and changes in the market price of company stock on charges for stock-based compensation;
changes in accounting principles;
performance of pension fund investments and related derivatives; and
other factors described under “Risk Factors” in the Company’s annual report on Form 10-K.
The company also is a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan and China. It also is affected by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the euro and the Canadian dollar. Restrictions on international trade or tariffs imposed on imports also may affect the company.

Weyerhaeuser Company
Timberlands (REIT)
Taxable REIT Subsidiary
Non-REIT
Timber Business
Wood Products
Cellulose Fibers
Weyerhaeuser Real
Estate Company (WRECO)
Weyerhaeuser Overview:
Electing REIT Status for 2010
Minerals
Lumber, OSB,
Engineered Wood Products
Over 6 million acres of timberlands
Specialty Absorbent Pulp
Single Family Homebuilding
Land Development

Reasons to Own Weyerhaeuser
Valuable timberland holdings
Leader in adding and extracting value from timberlands
Uniquely positioned to benefit from the recovery
Focused on returning value to shareholders
TIMBERLAND-FOCUSED STRATEGY
OPTIMIZED BY REIT STRUCTURE

Timberland Asset
Over 6.5 million acres of timberlands
Over 7 million acres of mineral rights
Does not include 15.2 million acres of forestland under license in Canada
Timberlands
Acres (000)
% US West US South Uruguay China JV Total
Core
1,850 3,720 341 45 5,956 90.7%
Non-Core 213 394 - - 607 9.3%
TOTAL 2,063 4,114 341 45 6,563
100%

1%
Other
Conifer
Douglas fir – most desired, highest value species
Harvest 93%+ Sawlogs
Major log exporter to Asia
More Than Two Million Acres of Valuable
Timberlands in the US West
US West
76%
Douglas fir / Cedar
18%
Whitewood
5%
Hardwood
State
Acres in
Thousands*
Oregon 964
Washington 1,099
* Total Inventory at 12/31/09, Weyerhaeuser 2009 Fact Book

24%
Hardwood
76%
Southern
Yellow Pine
Southern yellow pine – most
desired/highest-valued species
Harvest 60%+ Sawlogs,
increasing to 65% over the next
five years
More Than Four Million Acres of Valuable
Timberlands in the US South
State Acres in
Thousands*
Alabama 569
Arkansas 629
Louisiana 1,031
Mississippi 794
North Carolina 541
Oklahoma /
Texas
550
* Total Inventory at 12/31/09, Weyerhaeuser 2009 Fact Book
US South

Timberland Strategy
Generate high returns on sustainably managed forests
Timberland focused on saw timber – generates the highest
operating values
Proprietary silviculture practices generate highest return
from timberland
Scale operations create cost advantage
Capture additional value from timberlands
(minerals, oil & gas, environmental benefits)
Grow timberland holdings

Positive Outlook for US Timber Values
Saw timber demand expected to grow
Driven by housing starts returning to trend
Shortfall in future Canadian harvest due
to  pine beetle infestation
Canada has historically provided approximately
one third of US lumber supply
Export market remains strong and likely to expand
Demand is increasing for biomass and environmental
solutions from the forest

Weyerhaeuser Positioned to Capitalize on
Attractive Timberland Outlook
Saw timber focused
Proprietary silviculture practices result in greater
productivity and margin
Scale and logistics provide cost advantage
Export log market capability
Additional value from minerals, oil & gas, environmental
benefits
Recognized for sustainable management

Million Cubic Meters
Fee Ownership Acres (millions)
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019

Weyerhaeuser Positioned to Capture Benefits
Harvest expected to increase 71% (2009 – 2019)
Cash flow driven by increased harvest volume,
mix and price recovery
Harvest will be adjusted to demand levels
Weyerhaeuser Global Fee Harvest Volume
0
5
10
15
20
25
30
35
0
1
2
3
4
5
6
7
8
9
International
North America
Fee Acres Owned
Information as of
May 2010 has not
been updated for
market changes
(May 2010)

Taxable REIT Subsidiary Strategy
TRS will:
Service company debt and legacy liabilities
Support the dividend
Businesses
Non-REIT Timberland activities
Wood Products
Cellulose Fibers
Single-family homebuilding:  WRECO

2009 Net Sales of $2.2 Billion
(Net Sales thru Q3 2010 of $2.0 billion)
Wood Products
40%
18%
10%
4%
9%
19%
Softwood Lumber
Engineered Solid Section & I-Joists
Oriented Strand Board
Plywood
Hardwood Lumber
Other Products Manufactured or
Purchased for Resale

Cellulose Fibers
42%
20%
19%
14%
5%
Fluff Pulp for Disposable
Hygiene Products
Pulp for Premium Towel &
Tissue
Liquid Packaging
Board
Specialty Chemical
Cellulose Pulp
Other Products
2009 Net Sales of $1.5 Billion
(Net Sales thru Q3 2010 of $1.4 billion)

QUADRANT HOMES
MORE HOUSE. LESS MONEY.
PardeeHomes
Maracay Homes
flex design
TRENDMAKERHOMES.COM
HOUSTON'S LEADER IN AFFORDABLE LUXURY
WINCHESTER HOMES
YOUR HOME YOUR WAY
CAMBERLEY HOMES
EMBRACE THE EXPERIENCE

15 WRECO (Weyerhaeuser Real Estate Co.) 2009 Net Sales of $900 Million (Net Sales thru Q3 2010 of $618 million)

16 Substantial Near-Term Liquidity Cash Balance Q3 2010 (After Special Dividend payment) $1.37 billion Bank Revolving Credit Facility (Expires 12/2011) $1.0 billion

Long-Term Obligations
Total Debt 3Q 2010              $5.1 billion
2010 2011 2012 2013 2014 2017-2033
$40 $30 $ 732 $409 $15 $3,891
Debt Maturity Schedule ($ millions)
Other long-term obligations(pension, other post
employment benefits)

Dividend Considerations
Macroeconomic climate
Earning potential of the company
Target capital structure
Appropriate debt levels
Long term liquidity
Maintaining access to capital
Affordability
Future growth opportunities
Guidance to be provided in December 2010

Reasons to Own Weyerhaeuser
Valuable timberland holdings
Leader in adding and extracting value from timberlands
Uniquely positioned to benefit from the recovery
Focused on returning value to shareholders
TIMBERLAND-FOCUSED STRATEGY
OPTIMIZED BY REIT STRUCTURE

Questions?

Appendix

Earnings Summary
$ Millions except EPS
2009 2010
Contribution to Earnings Q1 Q2 Q3 Q4 Q1 Q2 Q3
Timberlands
$40 $71 $58 $28 $81
$70
$75
Wood Products
(176) (147) (92) (123) (63)
(11)
(100)
Cellulose Fibers
32 (7) 44 34 19
74
181
Real Estate
(24) 2 (9) 11 31
27
20
Corporate and Other
(14) 20 14 (11) 12
8
10
Total Contribution to Earnings before Special Items ($142)
($61) $15
($61) $80
$168
$186
Special Items (192)
28 128
(72) 44
8
--
Total Contribution to Earnings ($334)
($33) $143
($133) $124
$176
$186
Interest Expense, net
1.
(106)
(105) (108)
(143) (106)
(155)
(95)
Income Taxes
2.
176 32 (35) 101 (38)
(7)
1,025
Net Income (loss) ($264)
($106) $0
($175) ($20)
$14
$1,116
Diluted EPS ³
($1.25) ($0.50) $0.00 ($0.83) ($0.10)
$0.07
$3.50
1. Excludes interest income. Interest expense includes losses on early extinguishment of debt of $1 million in 2010 Q3, $49 million in 2010 Q2, and $28 million in 2009 Q4.
2. Income taxes for  2010 Q3 include $1,043 million of income for the reversal of deferred tax liabilities associated with the conversion to REIT status and
$8 million in tax charges related to Medicare Part D subsidy plan changes, unrecognized tax benefits and other adjustments. 2010 Q1 includes a $28 million tax charge related to a change in Medicare prescription drug subsidies and a $3 million charge related to a state tax rate change. 2009 Q3 includes a $15 million tax charge related to the true-up of previous tax liabilities and a $6 million charge related to FIN 48 tax liabilities, state tax law and rate changes. 2009 Q2 includes a $13 million tax charge primarily related to state tax law and rate changes.
3. Weyerhaeuser’s share count increased during 2010 Q3 due to the company’s special dividend payment.  An explanation of the changes and pro forma
EPS calculations are set forth on Charts 12 and 13.

Special Dividend Summary
$5.6 billion special dividend paid on September 1
$560 million in cash distributed
324.3 million common shares issued
535.9 million total common shares now outstanding
Shareholders who elected cash received
over 15% of the dividend in cash

Third Quarter Accounting Impact of
Special Dividend Distribution
Changes to balance sheet
Cash reduced by $560 million
Deferred tax liability reduced by approximately $1.0 billion
Shareholders’ equity increased by $440 million
Changes to income statement
Tax benefit of $1.0 billion, as a result of the elimination
of deferred taxes
2010 income tax expense recalculated to reflect REIT treatment
Stock portion of E&P dividend treated as share issuance,
and EPS will be adjusted on a prospective basis

Reconciliation of Changes in Share Count
On Sept. 1, 2010, Weyerhaeuser paid a previously announced special dividend consisting of approximately
324 million shares of common stock and $560 million in cash.
All numbers are approximate due to rounding.
Explanation of 2010 Q3 Ending Share Count (millions)
Common shares outstanding at the end of 2010 Q2
212
Basic shares issued as part of special dividend
324
Basic shares outstanding at the end of 2010 Q3 536
Dilutive effect of other potential shares (e.g. stock options)
1
Diluted shares outstanding at the end of 2010 Q3 537
2010 Q3 EPS was calculated based on approximately 318 million weighted average shares outstanding.
Share Count Used in Calculation of 2010 Q3 EPS (millions)
1
Common shares outstanding at end of 2010 Q2
212
Weighted average new shares outstanding during 2010 Q3
( 324 million new shares issued and outstanding for 30 of the 92 days in the quarter =
106)
106
Weighted average shares used in calculation of 2010 Q3 EPS 318
Weyerhaeuser expects to calculate 2010 Q4 EPS based on approximately 537 million weighted average shares outstanding.
1. Dilutive effect of additional share issuance in 2010 Q3 weighted average share count is not called out due to rounding.